UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 3, 2017 (Date of earliest event reported)

NOVAGOLD RESOURCES INC.
(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

201 South Main Street, Suite 400, Salt Lake City, Utah 84111
(Address of principal executive offices) (Zip Code)

(801) 639-0511
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02 Results of Operations and Financial Condition

On October 3, 2017, NOVAGOLD Resources Inc. (“we” or the “Company”) issued a press release announcing our financial results for the three and nine months ended August 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD

On October 3, 2017 we issued a press release announcing our financial results for the third quarter ended August 31, 2017 and providing updates on Donlin Gold and Galore Creek. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated October 3, 2017 issued by NOVAGOLD RESOURCES INC. entitled “NOVAGOLD Reports 2017 Third Quarter Results: Donlin Gold Final Environmental Impact Statement on Track to be Published in 2018”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2017	NOVAGOLD RESOURCES INC.

	By:	/s/ David A. Ottewell
David A. Ottewell
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated October 3, 2017 issued by NOVAGOLD RESOURCES INC. entitled “NOVAGOLD Reports 2017 Third Quarter Results: Donlin Gold Final Environmental Impact Statement on Track to be Published in 2018”.